SYNOVUS

First Quarter 2011 Results

April 26, 2011

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends; (2) expectations on deposit trends; (3) impact of our target deposit mix on our cost of funding; (4) expectations on cost savings from our recently announced efficiency initiatives; and (5) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, risks relating to execution of our efficiency initiatives and plans for growth and the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

SYNOVUS

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core deposits; net interest margin excluding negative impact of non-performing assets; fundamental non-interest expense; the ratio of pre-tax, pre-credit costs income to risk weighted assets, and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are loss from continuing operations before income taxes; total deposits; net interest margin; total non-interest expense; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity ratio to tangible assets ratio and tangible common equity to risk-weighted assets ratio are used by management to assess the strength of our capital position. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing assets is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing assets and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as restructuring charges. Fundamental non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

SYNOVUS

Financial Results Summary

(dollars in millions)



Earnings Trend
$0
($52)
($104)
($156)
($208)
($260)
($229.8)
($229.8)
($242.6)
($242.6)
($192.4)
($195.8)
($177.9)
($180.0)
($69.3)
($93.7)
1Q10
2Q10
3Q10
4Q10
1Q11
Net loss excluding restructuring charges
Restructuring charges

- 1Q11 net loss attributable to common shareholders was $93.7 million, a 48% improvement from 4Q10 and a 59% improvement from 1Q10
- 1Q11 net loss per common share of $0.12 compared to $0.23 the previous quarter
- Excluding restructuring charges, 1Q11 net loss attributable to common shareholders was $69.3 million or $0.09 per common share

SYNOVUS

Financial Results Summary, continued

(dollars in millions)



Pre-tax, Pre-credit Costs Income
$125
$120
$115
$110
$105
$100
$119.3
$117.2
$122.0
1Q10
4Q10
1Q11

- 1Q11 pre-tax, pre-credit costs income up $4.8 million or 4.1% from 4Q10
  - Net interest margin expanded 15 b.p.s to 3.52%; net interest income decreased $4.5 million due to lower loan balances and two fewer calendar days
  - Non-interest income declined $15.7 million driven by lower mortgage revenues and NSF fees
  - Fundamental non-interest expense* decreased $25.0 million, including a $11.6 million decline in employment expenses

*Excluding gain/loss on curtailment of post-retirement defined benefit plan, restructuring charges, and credit costs
Non-GAAP financial measure; see appendix

SYNOVUS

Financial Results Summary, continued

(dollars in millions)



Total Credit Costs
$400
$300
$200
$100
$0
$394.5
$281.7
$177.1
down 55.1% vs. 1Q10
down 37.1% vs. 4Q10
1Q10
4Q10
1Q11



Net Charge-offs
$400
$308
$217
$125
$316.0
$385.2
$166.9
down 47.2% vs. 1Q10
down 56.7% vs. 4Q10
1Q10
4Q10
1Q11

Credit metrics continue to improve

- Credit costs declined for the seventh consecutive quarter; lowest level since 2Q08
- Net charge-offs declined 56.7% from 4Q10 and 47.2% from 1Q10; lowest level since 3Q08
- Distressed asset sales totaled $192 million during 1Q11
- NPL inflows totaled $306.5 million during the quarter compared to $294.9 million the previous quarter and $531.4 million in 1Q10, consistent with management's expectations
- NPAs, past dues over 90 days, and potential problem loans all declined during 1Q11

Financial Results Summary, continued


Net Interest Margin
4%
3%
2%
1%
0%
3.39%
3.37%
3.52%
111b.p.s
82b.p.s
72b.p.s
1Q10
4Q10
1Q11
Core Deposits Cost

- 1Q11 net interest margin expanded 15 b.p.s from the previous quarter to 3.52%
- 1Q11 net interest margin benefited from a continuing decline in funding costs, a lower negative impact of non-performing assets, and a reduction in excess liquidity

Financial Results Summary, continued


Total Headcount
7,500
6,000
4,500
3,000
7,385
6,876
6,385
6,109
5,518
5,275
4Q07
4Q08
4Q09
4Q10
1Q11
2Q11*
*Projected

Efficiency Initiatives

- On track to generate $75 million in projected expense savings in 2011 ($100 million in 2012) and eliminate 850 positions in 2011
- Headcount decreased 591 during 1Q11
- Branch reductions across Synovus' five-state footprint are on schedule with majority of closings to occur in 2Q11

SYNOVUS

Financial Results Summary, continued

- Capital position remains strong
  - Tier I capital ratio[1]: 12.79%
  - Tier I common equity ratio[1]: 8.47%
  - Total risk-based capital ratio[1]: 16.33%
  - Tangible common equity/tangible assets ratio[2][3]: 6.66%
  - Leverage ratio: 9.58%

(1) Preliminary
(2) Non-GAAP financial measure; see appendix
(3) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets

SYNOVUS®

Financial Results

Earnings Summary

SYNOVUS

(dollars in thousands, except per share data)

Income Statement Data	1Q11	4Q10	1Q10	1Q11 vs. 4Q10 % change
Net interest income	$237,434	241,967	248,867	(1.9%)
Non-interest income	64,164	79,890	69,698	(19.7)
Non-interest expense, excluding credit costs and restructuring charges	180,033	197,583	199,235	(8.9)
Restructuring charges	24,333	2,118	–	nm
Credit costs	177,096	281,706	394,510	(37.1)
Net loss attributable to common shareholders	(93,654)	(179,998)	(229,798)	48.0
Net loss per common share	($0.12)	(0.23)	(0.47)	48.0
Average common shares outstanding	785,243	785,122	489,607	nm

nm-not meaningful

- Earnings improvement driven by significant decline in credit costs
- Net interest margin expanded 15 b.p.s to 3.52% benefiting from a decline in funding costs
- Net interest income declined $4.5 million due to lower loan balances and two fewer calendar days
- Non-interest income decreased $15.7 million, driven by declines in mortgage revenues and NSF fees
- Decline in non-interest expense impacted by headcount reductions and company-wide efficiency initiatives

SYNOVUS

Loans Outstanding

(dollars in billions)

Year-over-Year (down 14.0% or $3.42 billion)	Linked Quarter* (down 11.1% or $588.3 million)
• CRE (21.2%)	• CRE (15.3)%
• Investment Properties (14.1)%	• Investment Properties (11.7)%
• 1-4 Family Properties (36.0)%	• 1-4 Family Properties (28.6)%
• Land Acquisition (18.1)%	• Land Acquisition (7.4)%
• C&I (10.0)%	• C&I (8.8)%
• Retail (5.9)%	• Retail (7.5)%

*Annualized



$26
$21
$16
$10
$5
$0
$24.4
$4.1
$10.2
$10.1
$23.4
$4.1
$9.6
$9.7
$22.6
$4.0
$9.2
$9.4
$21.6
$4.0
$8.3
$9.3
$21.0
$3.9
$8.0
$9.1
1Q10
2Q10
3Q10
4Q10
1Q11
C&I
CRE
Retail

Sequential quarter decline (in millions):	*($965.9)*	*($1,074.2)*	*($761.9)*	*($995.3)*	*($588.3)*

SYNOVUS

Deposit Mix Improvement Continues


Total Deposits
1Q11
$23.21 billion
20%
21%
2%
13%
44%
1Q10
$27.18 billion
16%
23%
7%
17%
37%
Time Deposits(1)
Shared Deposits
Brokered Deposits(1)
Other Interest Bearing Deposits
Non-interest Bearing Deposits

- Continuing to shift deposit mix from brokered and time deposits to low-cost core deposits
- Non-interest bearing deposits grew $346.3 million or 8% year-over-year and now represent 20% of total deposits
- The number of transaction accounts increased slightly while total deposits declined $1.29 billion (linked quarter) driven by a continued planned reduction in brokered deposits, a continued wind-down of the Shared Deposit program, and an expected decline in collateralized deposits

(1) Excludes Shared Deposits and national market brokered deposits
(2) Low-cost core deposits consist of total deposits less brokered deposits and time deposits Non-GAAP financial measure; see appendix

SYNOVUS

Deposit Mix Improvement Drives Decrease in Cost of Core Deposits


Core Deposits(1) Cost (2)
200 bps
150 bps
100 bps
50 bps
0 bps
172 bps
157 bps
144 bps
122 bps
111 bps
102 bps
95 bps
82 bps
72 bps
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
1Q11 72 bps
1Q10 111 bps
39 bps
improvement

(1) Core deposits represent total deposits less national market brokered deposits. Non-GAAP financial measure; see appendix
(2) Cost of core deposits including non-interest bearing deposits

Net Interest Margin

1Q11 vs. 4Q10 Key Margin Drivers:

- Continued decline in funding costs driven by lower cost of time deposits and increased non-interest bearing deposit balances
- Increase in realized earning asset yields due to reduction in excess liquidity balances and decline in negative impact of non-performing assets



(dollars in millions)
Net Interest Income
$250
$240
$230
$220
$210
$200
$248.9
$250.0
$245.5
$242.0
$237.4
1Q10
2Q10
3Q10
4Q10
1Q11



Net Interest Margin Trend
3.9%
3.8%
3.6%
3.5%
3.4%
3.2%
3.77%
3.67%
3.63%
3.69%
3.76%
3.39%
3.34%
3.33%
3.37%
3.52%
38 b.p.s
24 b.p.s
1Q10
2Q10
3Q10
4Q10
1Q11
Actual
Excluding negative impact of non-performing assets*

* Non-GAAP financial measure; see appendix

Fee Income

(dollars in thousands)


$85,000
$68,000
$51,000
$34,000
$17,000
$0
$69,698
$79,890
$64,164
$26,280
$9,515
$5,814
$28,089
$24,248
$11,431
$11,039
$33,172
$20,318
$10,657
$2,495
$30,694
1Q10
4Q10
1Q11
Service Charges on Deposit Accounts
Bankcard Fees
Mortgage Revenue
Other

1Q11 vs. 4Q10 Key Drivers:

- Mortgage revenue down $8.5 million due to 50% lower production
- Service charges on deposits decreased $3.9 million or 16% driven by decline in NSF fees
- Brokerage revenue down $2.5 million

Fundamental Non-interest Expense*

(dollars in millions)


$205
$164
$123
$82
$41
$0
$199.2
$65.2
$30.0
$104.0
$204.6
$69.7
$30.2
$104.7
$179.6
$56.7
$29.8
$93.1
1Q10
4Q10
1Q11
Employment Expenses
Occupancy & Equipment
Other

	1Q10	4Q10	1Q11
Headcount	6,396	6,109	5,518

- Fundamental non-interest expense* down $25.0 million from 4Q10
  - Employment expenses declined $11.6 million primarily due to lower headcount
  - DP services declined $3.4 million and professional fees decreased $2.9 million

*Excluding gain/loss on curtailment of post-retirement defined benefit plan, restructuring charges, and credit costs
Non-GAAP financial measure; see appendix

SYNOVUS

Pre-tax, Pre-credit Costs Income(2)

(dollars in millions)



$125
$120
$115
$110
$105
$100
$119.3
$119.0
$123.5
$117.2
$122.0
1Q10
2Q10
3Q10
4Q10
1Q11

1Q11 vs. 4Q10 Key Drivers:
(in millions)
- -net interest income ↓$4.5
- -non-interest income ↓$15.7
- -non-interest expense ↓$25.0

	1Q10	2Q10	3Q10	4Q10	1Q11
Loss from continuing operations before income taxes	($275)	(234)	(181)	(160)	(79)
Add: Provision for losses on loans	341	299	239	252	142
Add: Other credit costs(1)	53	54	62	30	35
Subtract: Gain on curtailment of post-retirement defined benefit plan	–	–	–	(7)	–
Add: Restructuring charges	–	–	3	2	24
Pre-tax, pre-credit costs income	**119**	**119**	**123**	**117**	**122**
Pre-tax, pre-credit costs income/risk-weighted assets	**1.9%**	**1.9**	**2.1**	**2.1**	**2.2**(3)

(1) Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
(2) Non-GAAP financial measure; see appendix
(3) Preliminary

SYNOVUS

Capital Ratios

	1Q10	2Q10	3Q10	4Q10	1Q11
Tier 1 capital ratio	9.68%	13.36	13.06	12.79	12.79 (2)
Tier 1 common equity ratio	6.03	9.52	9.07	8.63	8.47 (2)
Total risk-based capital ratio	13.03	16.91	16.70	16.45	16.33 (2)
Tangible common equity/tangible assets ratio (1)*	5.08	7.58	7.26	6.73	6.66
Leverage ratio	7.68%	10.12	9.80	9.44	9.58 (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
(2) Preliminary
*Non-GAAP financial measure; see appendix

Credit Update

Credit Quality Trends

(dollars in millions)

QTD Provision Expense


$290
$632
$497
$387
$341
$299
$239
$252
$142
Down 44% from 4Q10
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Allowance for Loan Losses


2.32% $642
3.33% $919
3.49% $919
3.72% $944
3.97% $969
3.58% $835
3.70% $836
3.26% $704
3.23% $678
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

QTD Net Charge-offs


3.53% $246
5.09% $355
7.33% $497
5.58% $362
5.05% $316
7.21% $433
4.12% $237
6.93% $385
3.12% $167
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Past Due Trends


2.12% $587 0.11%
1.20% $332 0.11%
1.35% $357 0.17%
1.03% $262 0.08%
1.21% $295 0.15%
1.06% $247 0.09%
1.12% $254 0.11%
0.82% $177 0.08%
0.96% $202 0.05%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Total Past Dues
Past Dues > 90 Days

SYNOVUS

Non-performing Assets

(dollars in millions)

Non-performing Asset Trends



6.15%
$1,725
6.17%
$1,718
6.58%
$1,747
7.14%
$1,831
7.46%
$1,843
6.66%
$1,573
6.81%
$1,556
5.83%
$1,280
5.97%
$1,275
Down 31% from peak in 1Q10
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

New NPL Inflows



$939
$765
$756
$661
$531
$339
$422
$295
$307
Down 67% from peak in 1Q09
Down 42% year-over-year
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

Allowance and Cumulative Write-downs on NPAs

	2Q10	3Q10	4Q10	1Q11
Non-performing loans	$1,310	1,294	892	896
Allowance for loan losses on non-performing loans	204	173	49	71
Cumulative write-downs LTD	732	793	618	488
Total allowance and cumulative write-downs on NPLs	**$936**	**$967**	**$667**	**$559**
Allowance and cumulative write-downs on non-performing loans	**45.8%**	**46.3%**	**44.2%**	**40.4%**
ORE and impaired loans held for sale cumulative write-downs and valuation reserves	59.0%	59.7%	57.1%	57.4%
Total allowance and cumulative write-downs on NPAs	**48.9%**	**49.5%**	**46.1%**	**45.7%**

Asset Disposition Activity

(dollars in millions)


$106
40%
$404
45%
$339
46%
$331
51%
$271
43%
$206
34%
$172
39%
$573
46%
$192
45%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Book Balance of Dispositions
Realization Rate as % Unpaid Principal Balance at Default

Potential Problem Loans*

(dollars in millions)



$1,320
$1,443
$1,709
$1,871
$1,436
$1,283
Down 31% from peak in 3Q10
Down 11% from 4Q10
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

*Potential problem loans consist of commercial substandard accruing loans but exclude loans 90-days past due and TDRs which are reported separately

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $545 million as of 3/31/11


Retail
4%
C&I
29%
Investment Properties
40%
Residential Properties
15%
Land Acquisition
12%

Total TDR Trends


$671
$260
$411
1Q10
$611
$349
$262
2Q10
$646
$410
$236
3Q10
$572
$464
$108
4Q10
$652
$545
$107
1Q11
Accruing TDRs
Non-accruing TDRs

- Less than 1% of accruing TDRs are past due
- 69% of TDRs are in investment real estate and C&I
- Any concession to customers experiencing financial difficulty results in a TDR classification

SYNOVUS

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $4.9 billion as of 3/31/11



Other Investment Property 10%
Multi-Family 18%
Warehouses 11%
Commercial Development 7%
Hotels 17%
Shopping Centers 21%
Office Buildings 16%

Investment Property Portfolio as of 3/31/11

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	1Q11 Net Charge-offs*
Multi-family	$861	1.70%	0.05	1.56
Hotels	837	1.19	–	5.45
Office Buildings	795	2.03	0.55	5.80
Shopping Centers	1,065	1.72	–	1.51
Warehouses	518	1.21	1.48	0.98
Other Investment Property	470	1.87	0.28	1.64
Commercial Development	366	11.73	0.31	4.38
Total Investment Properties	**$4,914**	**2.38%**	**0.30**	**3.08**

*Annualized

- Charge-offs down 39% from 4Q10
- Past dues remain at lowest level since 2Q07

SYNOVUS

Residential C&D and Land Acquisition Portfolio

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolios
$5,875
$4,705
decline of 72% from peak
$2,791
$1,768
$1,642
$1,810
$1,286
$515
Atlanta - decline of 83% from peak
$354
$306
4Q07
4Q08
4Q09
4Q10
1Q11
Remaining Portfolio
Atlanta



Performing Residential C&D and Land as of 3/31/11
Florida 13%
Atlanta 19%
Alabama 15%
Tennessee 1%
South Carolina 20%
Other Georgia 32%

- The Residential C&D and Land Portfolios comprise 47% of total NPLs of which 41% are in Atlanta.
- Performing Residential C&D and Land Acquisition Portfolio has decreased by 72% from a peak of $5.9B in 4Q07 to $1.6B in 1Q11
  - 4Q07 portfolio represented 22% of total loans
    - Atlanta comprised 7%
  - 1Q11 portfolio represents 8% of total loans
    - Atlanta comprises less than 2%

Key Credit Metrics as of 3/31/11

	Outstanding Balance*	Performing Loan Balance	NPL Ratio	30+ DPD Ratio	1Q11 Net Chg-off Ratio**
1-4 Family Construction	$279	244	12.32%	3.54	6.55
Residential Land Dev.	584	423	27.59	1.63	9.63
Land Acquisition	1,196	975	18.51	0.59	8.70
Total Res. C&D & Land	**2,059**	**1,642**	**20.25**	**1.28**	**8.47**
1-4 Family Investment Mortgage	$1,091	1,021	6.43%	1.63	8.82

*Includes accruing and non-accruing loans
**Annualized

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure as of 3/31/11


10.8%
8.9%
5.5%
8.6%
6.1%
9.5%
8.1%
9.9%
7.4%
5.0%
5.1%
2.3%
2.7%
2.4%
7.7%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
All Other
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.

C&I Portfolio as of 3/31/11

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	1Q11 Net Charge-off Ratio*
Commercial, Financial, & Agricultural	$5,128	2.73%	0.94	2.03
Owner Occupied Real Estate	3,936	1.98	1.10	1.25
Total C&I Loans	**$9,065**	**2.41%**	**1.01**	**1.69**

* Annualized

- Charge-offs 55% lower than 4Q10
- C&I Portfolio credit fundamentals remained stable

Retail Portfolio

(dollars in millions)

Total Retail Loans: $3.9 billion

as of 3/31/11


Florida
12%
Atlanta
11%
Alabama
18%
Tennessee
8%
Other Georgia
37%
South Carolina
14%

Retail Portfolio as of 3/31/11

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	1Q11 Net Charge-off Ratio*
Home Equity Lines	$1,618	1.42%	0.85	1.60
Consumer Mortgages	1,454	3.10	1.75	2.24
Small Business Loans	236	1.34	0.97	1.72
Credit Cards	273	–	2.35	5.35
Other Retail Loans	298	0.72	1.07	1.60
Total Retail Loans	**$3,877**	**1.89%**	**1.32**	**2.11**

* Annualized

- Charge-off ratio improved from 2.34% in 4Q10
- Other credit metrics within the retail portfolio remained stable

Appendix

SYNOVUS

Non-interest Income

(dollars in thousands)

	1Q10	4Q10	1Q11	1Q11 vs. 4Q10 % Change	1Q11 vs. 1Q10 % Change
Service charges on deposit accounts	$26,280	24,248	20,318	(16.2%)	(22.7)
Fiduciary and asset management fees	11,338	11,039	11,537	4.5	1.8
Brokerage revenue	5,931	8,750	6,220	(28.9)	4.9
Mortgage revenue	5,814	11,039	2,495	(77.4)	(57.1)
Bankcard fees	9,515	11,431	10,657	(6.8)	12.0
Investment securities (losses) gains	(448)	(228)	1,420	nm	417.0
Other fee income	5,530	4,757	4,931	3.7	(10.8)
Increase in fair value of private equity investments, net	899	1,500	132	(91.2)	nm
Other non-interest income	4,839	7,354	6,454	(12.2)	33.4
Total non-interest income	**$69,698**	**79,890**	**64,164**	**(19.7%)**	**(7.9)**

SYNOVUS

Non-interest Expense

(dollars in thousands)

	1Q10	4Q10	1Q11	1Q11 vs. 4Q10 % Change	1Q11 vs. 1Q10 % Change
Salaries and other personnel expense	$104,022	104,744	93,100	(11.1%)	(10.5)
Net occupancy and equipment expense	29,978	30,169	29,834	(1.1)	(0.5)
FDIC insurance and other regulatory fees	17,646	16,686	14,406	(13.7)	(18.4)
Foreclosed real estate expense	45,507	20,793	24,737	19.0	(45.6)
Other credit costs	8,055	8,511	10,614	24.7	31.8
Professional fees	9,380	12,154	9,236	(24.0)	(1.5)
Data processing expense	10,683	12,355	8,950	(27.6)	(16.2)
Restructuring charges	–	2,118	24,333	nm	nm
(Gain) loss on curtailment of post-retirement defined benefit plan	–	(7,092)	398	nm	nm
Other operating expenses	27,526	28,568	24,108	(15.6)	(12.4)
Total non-interest expense	**$252,797**	**229,006**	**239,716**	**4.7%**	**(5.2)**
Fundamental non-interest expense*	**$199,235**	**204,675**	**179,635**	**(12.2%)**	**(9.8)**

* Excluding gain/loss on curtailment of post-retirement defined benefit plan, restructuring charges, and credit costs
Non-GAAP financial measure; see appendix

SYNOVUS

New NPL Inflows by Portfolio Type

(dollars in millions)

	1Q10	2Q10	3Q10	4Q10	1Q11
Investment properties	$147	42	70	51	80
Residential properties (excluding Atlanta)	127	109	116	85	48
Land acquisition (excluding Atlanta)	64	48	30	41	31
Residential properties / land (Atlanta)	65	37	42	16	40
Commercial and industrial	94	74	126	74	76
Retail	34	29	38	28	32
Total	**$531**	**339**	**422**	**295**	**307**

SYNOVUS

New NPL Inflows by Geography

(dollars in millions)

	1Q10	2Q10	3Q10	4Q10	1Q11
Alabama	$24	25	30	41	46
Florida	102	49	69	65	52
Georgia (excluding Atlanta)	155	91	109	73	75
Atlanta	107	71	87	49	74
South Carolina	118	94	95	61	46
Tennessee	25	9	32	6	14
Total	**$531**	**339**	**422**	**295**	**307**

SYNOVUS

Net Charge-offs by Type

(dollars in millions, percentages annualized)

	4Q10		1Q11	
Investment properties	$62.0	4.69%	$38.0	3.08%
1-4 family properties	146.5	25.72	44.1	8.72
Land for future development	69.6	21.08	26.1	8.70
Total CRE	**278.1**	**12.52**	**108.2**	**5.30**
Commercial and industrial	**83.7**	**3.60**	**38.3**	**1.69**
Retail	**23.4**	**2.34**	**20.4**	**2.11**
Total net charge-offs	**$385.2**	**6.93%**	**$166.9**	**3.12%**

SYNOVUS

Past Dues by Portfolio Type

(dollars in millions)

	Outstanding Balance 1Q11	30-Days + Past Due 1Q11	30-Days + Past Due 4Q10
Investment properties	$4,913	0.30%	0.45
1-4 family construction	279	3.54	2.61
1-4 family investment mortgage	1,092	1.63	1.55
Residential development	584	1.63	0.94
Residential properties	1,955	1.90	1.53
Land for future development	1,196	0.59	1.27
Total CRE	**8,064**	**0.73**	**0.84**
Commercial and industrial	**9,065**	**1.01**	**0.59**
Retail	**3,877**	**1.32**	**1.32**
Total*	**$20,997**	**0.96%**	**0.82**

* Includes unearned income

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

	1Q10	2Q10	3Q10	4Q10	1Q11
Total risk-weighted assets	$25,767	24,604	23,677	22,749	21,997[3]
Loss from continuing operations before income taxes	(275)	(234)	(181)	(160)	(79)
Add: Provision for losses on loans	341	299	239	252	142
Add: Other credit costs[1]	53	54	62	30	35
Add: Restructuring charges	–	–	3	2	24
Subtract: Gain on curtailment of post-retirement defined benefit plan	–	–	–	(7)	–
Pre-tax, pre-credit costs income	**$119**	**119**	**123**	**117**	**122**
Pre-tax, pre-credit costs income[2] / RWA	**1.9%**	**1.9**	**2.1**	**2.1**	**2.2**[3]

(1) Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	1Q10	2Q10	3Q10	4Q10	1Q11
Total non-interest expense	$253	259	269	229	240
Other credit costs (1)	(53)	(54)	(62)	(29)	(36)
Restructuring charges	–	–	(3)	(2)	(24)
Gain on curtailment of post-retirement defined benefit plan	–	–	–	7	–
Fundamental non-interest expense (2)	**200**	**205**	**204**	**205**	**180**
Average earning assets (3)	**29,817**	**30,134**	**29,398**	**28,660**	**27,398**
Net interest income (taxable equivalent)	250	251	245	242	237
Add: Negative impact of non-performing assets on net interest income (4)	28	24	22	23	15
Net interest income (taxable equivalent) excluding the negative impact of non-performing assets	**$278**	**275**	**267**	**265**	**252**
Net interest margin	**3.39%**	**3.34**	**3.33**	**3.37**	**3.52**
Negative impact of non-performing assets	**0.38**	**0.33**	**0.30**	**0.32**	**0.24**
Net interest margin excluding negative impact of non-performing assets	**3.77%**	**3.67**	**3.63**	**3.69**	**3.76**

(1) Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
(2) Also referred to as core expenses
(3) Quarterly average balance
(4) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	1Q10	2Q10	3Q10	4Q10	1Q11
Total deposits	$27,180	26,258	25,236	24,500	23,206
National market brokered deposits	(4,642)	(4,176)	(3,549)	(3,152)	(2,979)
Core deposits	**22,538**	**22,082**	**21,687**	**21,348**	**20,227**
Time deposits	(7,384)	(6,971)	(6,482)	(5,911)	(5,207)
Core deposits excluding time deposits	**$15,154**	**15,111**	**15,205**	**15,437**	**15,020**

	1Q10	2Q10	3Q10	4Q10	1Q11
Total assets	$32,439	32,382	30,955	30,093	28,678
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(16)	(15)	(14)	(13)	(12)
Tangible assets	32,399	32,343	30,917	30,056	28,642
Total shareholders' equity	2,616	3,424	3,216	2,998	2,883
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(16)	(15)	(14)	(13)	(12)
Cumulative perpetual preferred stock	(930)	(933)	(935)	(937)	(940)
Tangible common equity	1,646	2,452	2,243	2,024	1,907
Tangible common equity to tangible assets ratio	**5.08%**	**7.58**	**7.26**	**6.73**	**6.66**